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                                                                   EXHIBIT 10.45



              AMENDMENT NUMBER 5 TO RECEIVABLES PURCHASE AGREEMENT

         THIS AMENDMENT NUMBER 5, dated as of August 16, 2004 (as amended, restated or otherwise modified from time to time, the "Amendment") to the RECEIVABLES PURCHASE AGREEMENT, dated as of December 11, 1998 (the "Agreement"), is between and among CROMPTON CORPORATION (as successor by merger to Crompton & Knowles Corporation), as the Initial Collection Agent, DAVIS STANDARD CORPORATION, CROMPTON CORPORATION, and CROMPTON SALES COMPANY, INC., (each a "Seller" and collectively, the "Sellers"), CROMPTON & KNOWLES RECEIVABLES CORPORATION, a Delaware corporation ("Buyer") and ABN AMRO BANK N.V. (the "Agent").

                              W I T N E S S E T H:

                  WHEREAS, the Sellers and the Buyer have previously entered into and are currently party to the Agreement;

                  WHEREAS, the parties hereto desire to amend the Agreement in order to modify certain provisions of the Agreement.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

         SECTION 1. Defined Terms. Unless otherwise amended by the terms of this Agreement, terms used in this Amendment shall have the meanings assigned in the Agreement.

         SECTION 2. Amendments to Agreement.

                  (a) Each reference to "Transferred Asset" in Sections 6.3(a), 7.2(c) and 9.1(iii) of the Agreement is hereby amended to refer instead to "Specified Asset".

                  (b) The parties hereto herby confirm, for the sake of clarity, that none of Crompton Manufacturing Company, Inc., Paratec Elastomers LLC, Crompton & Knowles Colors, Incorporated, Crompton Europe B.V. and Crompton B.V. are Sellers under the Agreement.

         SECTION 3. Effectiveness of Agreement. Except as expressly amended by the terms of this Amendment, all terns and conditions of the Agreement, as amended, shall remain in full force and effect.

         SECTION 4. Execution in Counterparts, Effectiveness. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the parties hereto and be deemed an original and all of which shall constitute together but one and the same agreement.

         SECTION 5. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE W1TH THE LAWS OF THE STATE OF NEW YORK.

                               [Signatures Follow]


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         IN WITNESS WHEREOF, the Initial Collection Agent, the Sellers, the
Buyer and the Agent have caused this Amendment Number 5 to the Receivables Purchase Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                            CROMPTON CORPORATION
                            (successor-in-interest to
                            CK Witco), as Initial
                            Collection Agent and as
                            Seller


                            By: /s/ Robert Marchitello
                               ----------------------------------------------


                            Title: Assistant Treasurer
                                  -------------------------------------------


                            Address: Benson Road
                                     Middlebury, Connecticut  06749





                               AMENDMENT NO. 5 TO RECEIVABLES PURCHASE AGREEMENT

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                            DAVIS STANDARD CORPORATION, as Seller


                            By: /s/ David Antoniuk
                               ----------------------------------------------


                            Title: Vice President -- Finance
                                  -------------------------------------------


                            Address: 1 Extrusion Drive
                                     Pawcatuck, Connecticut 06379



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                            CROMPTON SALES COMPANY, INC., as Seller


                            By: /s/ Robert Marchitello
                               ----------------------------------------------


                            Title: Assistant Treasurer
                                  -------------------------------------------


                            Address: Benson Road
                                     Middlebury, Connecticut  06749






                               AMENDMENT NO. 5 TO RECEIVABLES PURCHASE AGREEMENT

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                            CROMPTON & KNOWLES RECEIVABLES
                            CORPORATION, as the Buyer


                            By: Antonio C. Bucci
                               ----------------------------------------------


                            Title: Assistant Treasurer
                                  -------------------------------------------


                            Address: Benson Road
                                     Middlebury, Connecticut 06749





                               AMENDMENT NO. 5 TO RECEIVABLES PURCHASE AGREEMENT

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                            ABN AMRO BANK N.V., as Agent


                            By: /s/ Thomas J. Educate
                               ----------------------------------------------


                            Title: Senior Vice President
                                  -------------------------------------------


                            By: /s/ Kevin G. Pilz
                               ----------------------------------------------


                            Title: Vice President
                                  -------------------------------------------


                            Address: Structured Finance, Asset Securitization
                                     135 South LaSalle Street
                                     Chicago, Illinois 60674-9135
                                     Attention: Administrator-Amsterdam
                                     Telephone: (312) 904-6263
                                     Telecopy:  (312) 904-6376






                               AMENDMENT NO. 5 TO RECEIVABLES PURCHASE AGREEMENT